                                                                   Exhibit 10.l0

                               CARRIER AGREEMENT

                                    BETWEEN

                                  AT&T CORP.

                                      AND

                   COMMUNICATION SYSTEMS INTERNATIONAL INC.

              AVAILABLE:   October 24, 1997 and November 30, 1997
                           --------------------------------------

                         CONFIDENTIAL AND PROPRIETARY
                           BETWEEN AT&T AND CS INTL

                              TABLE OF CONTENTS
                              -----------------

Section 1   Acceptance of Offer
Section 2:  Service Rates, Terms and Conditions
Section 3.  Representations and Warranties of Customer
Section 4.  Responsibilities of AT&T
Section 5.  Responsibilities of Customer
Section 6.  General Terms and Conditions

Schedule A  International Outbound Rates
Schedule B  Determination of Rates and Charges
Schedule C  Connections of Customer Premises Equipment

                                      -i-

                         CONFIDENTIAL AND PROPRIETARY
                           BETWEEN AT&T AND CS INTL

___________________                                              _____________
CUSTOMER'S INITIALS                                              AT&T INITIALS

        THIS CARRIER AGREEMENT ("Agreement") is made and entered into by and between AT&T Corp., a corporation organized and existing under the laws of the State of New York and having an office at 295 North Maple Avenue, Basking Ridge, New Jersey 07920 ("AT&T) and Communications Systems International, Inc. (CS
INTL), 8 South Nevada, Suite 101, Colorado Springs, Colorado 80903 ("Customer"). The terms and conditions herein constitute an offer that may be accepted by Customer between October 24, 1997 and November 30, 1997 by its signature below, but which thereafter expires and is null and void, and may be accepted only once. This Agreement shall become effective when signed by both parties ("Effective Date") in accordance with the Release and Settlement between the parties dated ___, 1997.

SECTION 1:  ACCEPTANCE OF OFFER
            -------------------

        AT&T and Customer, acting through their duly authorized representatives, hereby agree to the terms set forth in Sections 1 through 6 of this Agreement, together with its Schedules A through C, as of the last signature date below.

CUSTOMER                           AT&T CORP.

BY___________________________      BY____________________________

_____________________________      ______________________________
Printed or Typed Name              Printed or Typed Name

_____________________________      ______________________________
TITLE                              TITLE

_____________________________      ______________________________
DATE                               DATE

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                         CONFIDENTIAL AND PROPRIETARY
                           BETWEEN AT&T AND CS INTL

___________________                                          _____________
CUSTOMER'S INITIALS                                          AT&T INITIALS
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CARRIER AGREEMENT                                       SECTION 2, PAGE 1 OF 6
BETWEEN AT&T AND CS INTL                  SERVICE, RATES, TERMS AND CONDITIONS
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                               CARRIER AGREEMENT
                           BETWEEN AT&T AND CS INTL

==============================================================================

SECTION 2.  SERVICE RATES, TERMS AND CONDITIONS
            -----------------------------------

2.1.     SERVICES PROVIDED. The following Services are provided under this
         ----------------
Agreement.

        2.1.1. AT&T CARRIER SERVICE - AT&T CARRIER SERVICE ("Carrier Service") is a virtual private network service that permits outward calling from designated Central Offices to all Customer-dialed domestic and international locations. Carrier Service provides only basic calling capabilities. Carrier Service is furnished for the outbound transmission of voice communications but may also be used for data, facsimile,.signaling, metering, or other similar communications, subject to the transmission capabilities of Carrier service, and the terms and conditions of Section 4. Carrier Service calls are dialed and completed on a one-plus (1+) basis, without the assistance of an AT&T operator, and do not include:

          . Calling Card calls,
          . Person-to-person calls,
          . Collect calls,
          . Third-number billed calls,
          . Conference calls,
          . Calls to 500, 700, 800 or 900 Special Service Codes,
          . Domestic Intrastate IntraLATA, local toll or local calls, . INMARSAT and AT&T Maritime Service calls, or
          . Audiotext calls.

Types of calling not provided hereunder, but nonetheless routed over the Carrier Service platform, shall be billed at the applicable AT&T F.C.C. or state tariff rates. For example, Domestic Outbound Intrastate IntraLATA, local toll, and local calls that are routed over the Carrier Service platform shall be billed at the rates specified in the applicable AT&T state tariffs for virtual private network service.

Carrier Service is provided on a monthly basis. Carrier Service can only be accessed via DS-1 and/or DS-3 type access. Obtaining access to the Carrier Service Central Office is the responsibility of Customer.

    2.1.2. ACCESS CONNECTION AND LOCAL CHANNEL SERVICE. AT&T ACCUNET Office Functions and Channel Options, including ISDN Service ("AT&T ACCUNET Service") is provided as specified in AT&T Tariff F.C.C. No. 9, as it may be amended

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___________________                                           _____________
Customer's Initials                                           AT&T Initials

CARRIER AGREEMENT                                       SECTION 2, PAGE 2 OF 6
BETWEEN AT&T AND CS INTL                  SERVICE, RATES, TERMS AND CONDITIONS
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from time to time, and AT&T Terrestrial 1.544 Mbps Local Channel Service ("AT&T
Local Channel Service") is provided as specified in AT&T Tariff F. C. C. No. 11, as amended from time to time, except that these Services are provided hereunder only for interconnection with the same IXC Switch(es) to which Customer interconnects its Carrier Service provided hereunder.

      2.1.3. MEANING OF "TARIFF". As used herein, "AT&T Tariff F.C.C." shall be deemed to refer to any generally applicable documentation that replaces the named tariff pursuant to In re Policy and Rules Concerning the Interstate, Interexchange Marketplace, CC Docket No. 96-61, FCC 96-424 (October 31, 1996), or otherwise in accordance with the Telecommunications Act of 1996, if such replacement occurs.

2.2.  SERVICE TERM. The Term of this Agreement is thirteen (13) months
      ------------
beginning with the first day of the first full billing month on or after Effective Date of this Agreement (hereinafter referred to as the Customer's Initial Service Date or CISD) for the Services provided under this Carrier Agreement. There is no renewal option.

2.3.  CARRIER SERVICE INTERNATIONAL COMMITMENTS, RATES AND DISCOUNTS.
      --------------------------------------------------------------

      2.3.1. CARRIER SERVICE INTERNATIONAL OUTBOUND MINIMUM COMMITMENT (IMC). Customer shall meet an IMC of $2,400,000 of billing, after all discounts (if any) have been applied ("Net Billing") for Service Term. The IMC may be satisfied only by Carrier Service International Outbound usage charges incurred during those months. If Customer fails to satisfy the IMC by the end of the Service Term, Customer will be billed a shortfall charge equal to the difference between the IMC and Customer's actual total Net Billing.

      2.3.2. CARRIER SERVICE INTERNATIONAL OUTBOUND MINIMUM QUARTERLY COMMITMENT
(IMQC). Customer shall meet an IMQC of $600,000 of Net Billing per Quarterly Period as described in Table A, below. If Customer fails to satisfy the IMQC by the end of each Quarterly Period, Customer will be billed a shortfall charge equal to the difference between the IMQC and Customer's actual Net Billing for usage for such Quarterly Period.

                                    Table A
                      ------------------------------------
                               Quarterly Periods
                      ------------------------------------
                                   Months 1-4
                      ------------------------------------
                                   Months 5-7
                      ------------------------------------
                                  Months 8-10
                      ------------------------------------
                                  Months 11-13
                      ------------------------------------

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                         CONFIDENTIAL AND PROPRIETARY
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___________________                                             _____________
Customer's Initials                                             AT&T Initials
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CARRIER AGREEMENT                                       SECTION 2, PAGE 3 OF 6
BETWEEN AT&T AND CS INTL                  SERVICE, RATES, TERMS AND CONDITIONS
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    2.3.3. CONDITIONS FOR REFUND OF AT&T CARRIER SERVICE - INTERNATIONAL
OUTBOUND SHORTFALL CHARGES. If by the end of the Service Term the Customer has satisfied the IMC, excluding any paid international outbound shortfall charges, AT&T will apply as a credit to the Customer's final bill an amount equal to the shortfall charges paid by Customer during the Service Term.

    2.3.4. CARRIER SERVICE INTERNATIONAL OUTBOUND USAGE RATES. Base usage rates ("Base Rates") for Carrier Service International Outbound are specified in Schedule A.

These rates will apply as set forth below.

    2.3.5. Carrier Service International Outbound Volume Discounts. Customer will receive the following volume discounts off the Base Rates in each month in which the following conditions are met:

          2.3.5.1. For calling to international destinations other than Countries specified in Table I, up to the applicable Minute Caps, Customer will receive a discount off the Base Rates in accordance with Table II, below, in any month in which Customer's International Outbound Gross usage exceeds the specified Revenue Level:

                               TABLE I COUNTRIES
               WITH MONTHLY MINUTE CAPS: M=MILLIONS, K=THOUSANDS

--------------------------------------------------------------------------------
BRAZIL- 1M     DENMARK     KOREA (So.)     PHILIPPINES      THAILAND
--------------------------------------------------------------------------------
CHINA          INDONESIA   MEXICO          SPAIN
--------------------------------------------------------------------------------

                                   TABLE II

              ---------------------------------------------------
                     REVENUE LEVEL               DISCOUNT LEVEL
             ----------------------------------------------------
                      > $250,000                     2.5%
             ----------------------------------------------------
                      > $350,000                      5%
             ----------------------------------------------------
                      >$2,500,000                     0%
              ---------------------------------------------------

          2.3.5.2 Customer will receive a 2.5% discount on its usage to the Table I Countries, up to the applicable Minute Cap(s), in any month in which Customer's Carrier service International Outbound Gross usage exceeds $250,000, but does not exceed $2,500,000 per month. All incremental minutes of calling above the applicable Minute Cap, if any, will not be subject to any discount, but shall be billed at the Base Rate for calling to such country.

    2.3.6. RATE INCREASE; CUSTOMER'S RIGHT TO RE-NEGOTIATE. AT&T shall have the right to increase the rates hereunder on 30 days' written notice to Customer at any time over the course of the Service Term. Except for rate changes pursuant to Section 2.3.6.1.

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                         CONFIDENTIAL AND PROPRIETARY
                           BETWEEN AT&T AND CS INTL

___________________                                           _____________
Customer's Initials                                           AT&T Initials
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CARRIER AGREEMENT                                       SECTION 2, PAGE 4 OF 6
BETWEEN AT&T AND CS INTL                  SERVICE, RATES, TERMS AND CONDITIONS
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below, in the event that AT&T increases rates to any of the countries specified in Table III below ("Table III Countries") , Customer may request re-negotiation of other terms and conditions of the Agreement so as to compensate for the rate increase. If no agreement is reached within 15 days after AT&T's notice was provided hereunder, Customer shall have the right to reduce the IMC and IMQC by the dollar value of the affected Table III Country(ies) . The new IMQC shall be based on subtracting Customer's average Net Billing for usage to the affected country, for the three months immediately preceding the notice. The new IMC shall be the total of the original IMQC multiplied by the number of quarters completed at the time the new IMQC is to go into effect, plus the new IMQC multiplied by the remaining quarters in the Agreement. Customer must notify AT&T in writing of its intent to change the IMC and IMQC within the Agreement no later than 15 days after AT&T provision of such notice. The new IMQC shall become effective for the first complete billing month after the month in which such notice is given.

                              TABLE III COUNTRIES
------------------------------------------------------------------------------
BRAZIL- 1M      DENMARK        KOREA (So.)     PHILIPPINES     THAILAND
------------------------------------------------------------------------------
CHINA           INDONESIA      MEXICO          SPAIN
------------------------------------------------------------------------------

          2.3.61. PAYPHONE EXCEPTION. Notwithstanding the foregoing, AT&T reserves the right to increase from time to time the rates for the Services provided under this Agreement, regardless of any provisions in this Agreement that would otherwise stabilize rates or limit rate increases, as a result of charges imposed on AT&T stemming from an order, rule or regulation of the Federal Communications Commission or a court having competent jurisdiction relating to compensation of payphone service providers. Exercise by AT&T of its rights pursuant to this Section shall not trigger any right by Customer to renegotiate or terminate the Agreement.

    2.3.7. NO OTHER DISCOUNTS. Customer will not receive any other discounts, credits, or bonuses that are not expressly provided for in this Agreement.

    2.3.8. INTERNATIONAL BILLING. AT&T will calculate the length of each Carrier Service International Outbound call to destinations other than Mexico based upon rounding to the next higher 6 second period with a minimum billing period of 18 seconds. The total minutes (including any fractional portion) per country will be multiplied by that country's rate per minute. AT&T will calculate the length of each Carrier Service International Outbound call to Mexico based upon one (1) minute timing. The country sub-totals will be added to determine the Customer's total usage for purposes of calculation of the Customer's attainment levels. The Customer's total usage will be compared to the volume discount thresholds. Any applicable volume discounts will be applied in the same month in which the minutes occurred.

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___________________                                          _____________
Customer's Initials                                          AT&T Initials
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CARRIER AGREEMENT                                       SECTION 2, PAGE 5 OF 6
BETWEEN AT&T AND CS INTL                  SERVICE, RATES, TERMS AND CONDITIONS
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2.4. CARRIER SERVICE DOMESTIC RATES AND DISCOUNTS.
     --------------------------------------------

     2.4.1. Carrier Service Outbound Domestic Usage Rates. The usage rate for Carrier Service Outbound Domestic usage is $0.0177 for the initial 18 seconds and $0.0059 for each additional 6 seconds or fraction thereof for all day parts and mileage bands.

     2.4.2. NO OTHER DISCOUNTS. Customer will not receive any other discounts, credits, or bonuses whatsoever that are not expressly provided for in this Agreement.

     2.4.3. DOMESTIC BILLING. AT&T will calculate the length of each Carrier Service Outbound Domestic call based upon rounding to the next higher 6 second with a minimum billing period of 18 seconds.

2.5. ACCESS AND LOCAL CHANNEL RATES, CREDITS AND WAIVERS.
     ---------------------------------------------------

     2.5.1. RATES. The rate for AT&T ACCUNET Service is the same as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time. The rate for AT&T Local Channel Service is the same as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time.

     2.5.2. CREDITS FOR NON-RECURRING AND RECURRING CHARGES. Customer will receive the following credits against certain tariffed charges paid by Customer and identified in this paragraph, provided the Customer is current in payment to AT&T for all Services provided under this Agreement, at the time a credit is to be applied. If the Customer is not current, the credit will not be applied until payment is made. AT&T will waive the Nonrecurring Installation Charges for the AT&T ACCUNET T1.5 or AT&T ACCUNET T.45 Local Channels, Access Connections and the associated Access Coordination Function Charges ordered in the Total Service Option provided such service components: (1) are ordered and installed on or after the CISD; (2) remain in service for at least 12 months. AT&T will also waive the non-recurring and recurring Access Connection charges on AT&T ACCUNET T1.5 or AT&T ACCUNET T.45 services when the customer arranges local access with a local access provider. If the service component is disconnected for any reason prior to the 12 months, the waived nonrecurring charges will be billed at the time of disconnect. The waived Nonrecurring and Recurring charges may not exceed a total of $25,000 for the Service Term.

     2.5.3. NO OTHER CREDITS OR DISCOUNTS. The credits provided in this Subsection are in lieu of any other credits, waivers, promotional offerings or discounts for the same Services and Functions which may be filed in AT&T F.C.C. Tariff Nos. 1, 9 and 11.

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___________________                                           _____________
Customer's Initials                                           AT&T Initials
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CARRIER AGREEMENT                                       SECTION 2, PAGE 6 OF 6
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2.6. EFFECT OF EARLY TERMINATION.
     ---------------------------

    2.6.1. TERMINATION BY CUSTOMER. If Customer terminates this Agreement before expiration of the Service Term, Customer will be immediately liable for the difference between the IMQC multiplied by four and Customer's actual usage charges (less any shortfall charges) through the date of termination, unless 1.) Customer must provide written notice of termination to AT&T, 2. ) Customer must be current in payments to AT&T at the time of such notice, and 3.) (a) concurrent with the termination of this Agreement, Customer must replace this Agreement with a new carrier agreement for International AT&T Outbound Service of equal or greater term, volume and revenue commitment and of at least a one year term, OR (b) Customer must have completed at least six months of the Service Term and incurred international usage charges sufficient to meet the IMC.

    2.6.2. TERMINATION BY AT&T. If AT&T terminates this Agreement or the Services provided pursuant to this Agreement, due to Customer's breach of this Agreement prior to the expiration of the Service Term, Customer will be billed for and shall pay within 30 days a Termination Charge equal to the IMQC multiplied by the number of quarters (and/or portion of) remaining in the Service Term and Customer's actual usage charges (less any shortfall charges), through the date of termination minus actual usage charges.

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___________________                                           _____________
Customer's Initials                                           AT&T Initials

CARRIER AGREEMENT                                         SECTION 3, PAGE 1 OF 3
BETWEEN AT&T AND CS INTL                 CUSTOMER REPRESENTATIONS AND WARRANTIES
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                               CARRIER AGREEMENT
                           BETWEEN AT&T AND CS INTL

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SECTION 3:  CUSTOMER REPRESENTATIONS AND WARRANTIES
            ---------------------------------------

3.1.  REPRESENTATIONS AND WARRANTIES. The rates, terms and conditions herein
      ------------------------------
are expressly conditioned upon the following representations and warranties by Customer. Customer is an interexchange telecommunications common carrier which warrants as follows;

      3.1.1. Customer has obtained the required operating authority in all states in which it conducts business, as well as all authority required by the FCC for resale of telecommunications services, including but not limited to authority required pursuant to Section 214 of the Communications Act of 1934, 47 U.S.C. (S)214.

      3.1.2. Customer complies and will continue to comply at all times with all federal and state laws and regulations applicable to the sale and provision of service to its Users and End-users, including but not limited to those laws and regulations applicable to the authorization and proof of authorization necessary to convert an End-user's former service to Customer's service as the End-user's Primary Interexchange Carrier.

      3.1.3. Customer has no outstanding balances for any AT&T service as of the Effective Date. This requirement includes affiliates, parents, subsidiaries, predecessors and successors of Customer and any entity owned 20% or more by any person or entity which also has an ownership interest of 20% or more in Customer on the Effective Date.

      3.1.4. Customer will utilize the Service offered hereunder only for lawful purposes, including but not limited to resale of the Service or components thereof. In the event that Customer resells the service provided hereunder, it will do so only under its own names, tradenames, logos, trademarks or service marks. Customer will not publish or use any advertising, sales promotions, press releases, or other publicity matters which use AT&T's corporate or trade names, logos, trade marks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or which use confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols), and will not conduct business under AT&T's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or under any confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols). Customer (including its agents, representatives and independent contractors) will not indicate or imply to any person or entity that it is AT&T which is selling or providing

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___________________                                             _____________
Customer's Initials                                             AT&T Initials

CARRIER AGREEMENT                                         SECTION 3, PAGE 2 OF 3
BETWEEN AT&T AND CS INTL                 CUSTOMER REPRESENTATIONS AND WARRANTIES
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service to Customer's End-users, or that it is affiliated or authorized by AT&T to sell or provide such service to them or that it is selling or providing such service to them jointly or in collaboration or partnership with AT&T, or as the agent of AT&T. Customer will not be deemed to violate the provisions of this
Section 3.1.4. by making statements or by publishing or disseminating written materials that include the phrase "[customer] utilizes the AT&T Network to carry a portion of its traffic," provided that said phrase is not used as a headline or part of Customer's logo " is used only once in any written document, does not appear more prominently than the surrounding text in said document, or, in the case of a verbal statement, is not used in such a manner as to confuse the listener concerning whether it is AT&T or Customer that is selling or providing service to Customer's end-users, and is true at the time of publication or utterance. Said phrase may not appear in any document, nor be made in any statement in which Customer's name does not appear prominently, or in which Customer is not clearly identified as the carrier providing service to the End-user.

    3.1.5. Customer has had no complaints or proceedings brought against it, within 18 months prior to its execution of this Agreement, by the FCC, by any state public utilities commission, by any state Attorney General, or by any other federal or state authority charging Customer with misrepresenting its affiliation or relationship to AT&T or to any other carrier whose service it has resold, and no such complaints or proceedings are pending as of Customer's execution of this Agreement.

    3.1.6. Customer shall initiate use of Carrier Service provided hereunder only to and from an IXC switch or switches owned and operated by Customer. An IXC Switch is a telecommunications switch with the following characteristics:
(a) it is capable of being used for the transmission of calls that are routed by a Local Exchange Carrier to the IXC Switch using Feature Group D Access, or a functional equivalent; (b) it is capable of interconnecting circuits or transferring calling between circuits; (c) it has a maximum capacity of not less than 100,000 access lines; (d) it is used by the Customer to provide Common Carrier service to end users and (e) is not used to provide switching functions directly to end users without an interconnecting access arrangement between end user and IXC switch.

    3.1.7 Customer shall have an Average Length of Call ("ALOC") for Carrier Service of at least 3.0 minutes.

    3.1.8. Customer must not exceed a total of 3 dedicated access locations.

    3.1.9. All the Customer's usage must be generated from dedicated access locations.

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___________________                                             _____________
Customer's Initials                                             AT&T Initials
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CARRIER AGREEMENT                                         SECTION 3, PAGE 3 OF 3
BETWEEN AT&T AND CS INTL                 CUSTOMER REPRESENTATIONS AND WARRANTIES
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3.2. AT&T REMEDIES. If at any time during the term of this Agreement Customer
     ------------
is in breach or fails to comply with the representations and warranties contained in Subsection 3.1, above, such breach or failure shall constitute a material breach of this Agreement which shall entitle AT&T to the following remedies.

     3.2.1. TERMINATION. If Customer fails to comply with any representation or warranty in Subsections 3.1.1. through 3.1.6., AT&T may terminate this Agreement and the Service provided hereunder on thirty (30) days written notice. Customer shall have the opportunity to cure such failure during the thirty (30) day period following such notice, and, if such cure is demonstrated to the satisfaction of AT&T, no termination pursuant to this Paragraph shall occur. In the event of such termination, Customer shall indemnify, defend and hold harmless AT&T from any and all complaints, causes or action or other claims brought against AT&T by any of Customer's End-users due to said termination.

     3.2.2. 15% USAGE SURCHARGE. AT&T shall monitor Customer's compliance with the representations and warranties contained in Section 3.1.7 through 3.1.9 at the end of each month following the CISD ("Monitoring Periods"). If, at the end of each such Monitoring Period, the Customer has failed to satisfy any of such representations and warranties, AT&T will notify the Customer in writing of the specific failure(s) and the Customer will be billed an amount equal to the Discounts and Credits specified in Sections 2.3 an 2.5, preceding, and a 15% surcharge on all International usage billed for the Service as to which Customer has failed to comply with the representation or warranty during the applicable monitoring Period (s).

          3.2.2.1  CURE PERIOD. As to the representations and warranties in
  Section 3.1.7 only, if Customer is found to be non-compliant with such Section, Customer shall have one opportunity to cure one instance of such noncompliance by maintaining an ALOC of at least 3 minutes for a Cure Period of one month immediately following the Monitoring Period during which Customer was not in compliance, so long as (1): the ALOC during the Monitoring Period for which Customer was out of compliance with Section 3.1.7 was over 2 minutes and 10 seconds; and (2): Customer is current in payments to AT&T at the time of completion of the Cure Period. If Customer's ALOC is at least 3 minutes for the Cure Period, Customer will receive a one-time Credit in the amount of the 15% surcharge applied in the preceding Monitoring Period. Customer shall be able to invoke the Cure Period specified herein only once during the term of this Agreement.

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___________________                                        _____________
Customer's Initials                                        AT&T Initials
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CARRIER AGREEMENT                                         SECTION 4, PAGE 1 OF 2
BETWEEN AT&T AND CS INTL                                RESPONSIBILITIES OF AT&T
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                               CARRIER AGREEMENT
                           BETWEEN AT&T AND CS INTL

================================================================================

SECTION 4:  RESPONSIBILITIES OF AT&T
            ------------------------

4.1. PROVISION OF SERVICE. Subject to its Correspondent Agreements and
     --------------------
regulation by Federal and State authorities, AT&T shall provide Service in accordance with its standard practices and procedures for the operation of its network. Service shall be available 24 hours per day, seven days per week.
AT&T is responsible for the provision of Service from station to station, but is not responsible for the quality of transmission or signaling on the Customer's side of the interface at a Customer's premises. Service is furnished subject to the availability of the service components required. Customer acknowledges that it has been advised by AT&T that temporary capacity constraints may exist in some areas with respect to the availability of Interoffice Channels for ACCUNET T45 Service as described and defined in AT&T Tariff F.C.C. No. 9. In the event that, during the term of this Agreement, Customer orders services which are impacted by such constraints, AT&T will provide Customer with a good-faith estimate of the availability date for such services.

4.2. INSTALLATION. Upon execution of this Agreement AT&T shall establish a due
     ------------
date for commencement of installation of Service and confirm said date with the Customer (CISD). Customer may delay said due date for commencement of installation when the Customer's written request for said delay is received by AT&T at least five (5) business days prior to said due date, provided that the delay of said due date shall not exceed 30 cumulative calendar days. AT&T will make every reasonable effort to commence installation of Service by the due date, but Customer acknowledges that in some cases a delay in commencement of installation may be unavoidable. If commencement of installation is delayed for more than 30 days beyond the due date, and such delay is not requested or caused in whole or in part by the Customer, the Customer may cancel its order for Service pursuant to this Agreement and shall not thereby be considered to have breached this Agreement; such cancellation shall be Customer's sole remedy for such delay.

4.3. MAINTENANCE. AT&T will maintain Service in conformity with its standard
     -----------
network operating procedures.

4.4. LIMITATION OF LIABILITY. AT&T (including its subsidiaries, affiliates,
     -----------------------
predecessors, successors and assigns) makes no warranties, express or implied, and specifically disclaims any warranty of merchantability or fitness for a particular purpose with respect to services or products provided pursuant to this agreement. AT&T's liability for service interruptions for any service provided pursuant to this agreement shall not exceed an

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___________________                                         _____________
Customer's Initials                                         AT&T Initials

CARRIER AGREEMENT                                         SECTION 4, PAGE 2 OF 2
BETWEEN AT&T AND CS INTL                                RESPONSIBILITIES OF AT&T
--------------------------------------------------------------------------------

amount equal to a pro-rated portion of the recurring charges provided for under this agreement for the service affected for the period(s) during which said service was affected. This limitation of liability shall apply regardless of the form of action, whether in contract, tort, warranty, strict liability, or negligence (including without limitation active and passive negligence). In no event shall AT&T be liable for consequential, special or indirect damages or lost profits sustained by reason of its performance or non-performance of this Agreement, or for any failure, breakdown, or interruption of service, whatever shall be the cause, or however long it shall last, and regardless of whether anyone has been advised of the possibility of such damages. AT&T shall have no liability for damages caused (1) by Customer's failure to perform its responsibilities under this agreement, or (2) by the acts of third parties (including without limitation Customer's users or end users). AT&T does not guarantee or make any warranty with respect to the service provided pursuant to this agreement when used in an explosive atmosphere. This agreement does not create any claim or right of action, nor is it intended to confer any benefit on any third party, including but not limited to any user or end-user of Customer. The limitations of liability set forth in this agreement shall survive failure of an exclusive remedy.

4.5. SERVICE, CHANNELS OR EQUIPMENT OF OTHERS. AT&T is not liable for damages
     ----------------------------------------
associated with service, channels, or equipment that it does not furnish. AT&T does not provide Customer equipment.

4.6. NO PATENT OR SOFTWARE LICENSE. No license under patents or software
     ----------------------------
copyrights (other than a limited license to use) is granted by AT&T or shall be implied or arise by estoppel, with respect to Service offered under this Agreement.

                                       2

                         CONFIDENTIAL AND PROPRIETARY
                           BETWEEN AT&T AND CS INTL

___________________                                          _____________
Customer's Initials                                          AT&T Initials

CARRIER AGREEMENT                                       SECTION 5, PAGE 1 OF 5
BETWEEN AT&T AND CS INTL                          RESPONSIBILITIES OF CUSTOMER
------------------------------------------------------------------------------

CARRIER AGREEMENT

BETWEEN AT&T AND CS INTL

SECTION 5:  RESPONSIBILITIES OF CUSTOMER
            ----------------------------

5.1. PLACEMENT OF ORDERS AND COMPLIANCE WITH REGULATIONS. Customer is
     ---------------------------------------------------
responsible for timely payment for all calls placed using service provided hereunder, for placing any necessary orders and for assuring that it, its Users and its End-users comply with the provisions of this Agreement and with all applicable federal and state laws and regulations utilizing in part end-user certification for verification of compliance. Customer's obligations include payment for Service calls or services:

    - Originated at the Customer's number(s),
    - Accepted at the Customer's number(s) (e.g., Collect Calls),
    - Billed to the Customer's number(s) via Third Number Billing if the Customer is found to be responsible for such call or service, the use of a Calling Card, the use of AT&T EasyReach Service, or the use of a Company-assigned Special Billing Number, and
    - Incurred at the specific request of the Customer.

5.2. BILLING; PAYMENT DUE DATES; RESTRICTION OR DISCONNECTION OF SERVICE;
     -------------------------------------------------------------------
COLLECTION CHARGES; INTEREST. Customer is liable for all amounts due to AT&T
----------------------------
hereunder, subject to the following. AT&T will provide to Customer a monthly bill for each of the Services provided under this Agreement, separately or consolidated at AT&T's option. Said bill or bills will be sent to one Customer location designated by the Customer. Payment is due on the 20th calendar day from the Customer's receipt of a given bill ("Due Date"). Customer shall pay each such bill on or before the due date by wire transfer in accordance with AT&T's instructions. If full payment by wire transfer is not received by AT&T on the Due Date, AT&T will notify Customer that such Service will be disconnected unless payment is received by the 5th calendar day following the Due Date ("Disconnect Date"). If payment is not received by the Disconnect Date and AT&T disconnects customer for non-payment, AT&T will again notify Customer on the day after the Disconnect Date that the disconnect order was issued. Customer shall reimburse AT&T for reasonable attorneys fees and any other costs associated with collecting delinquent payments from Customer. At AT&T's option, interest charges may be added to any past due amounts at the rate of one and one-half per cent (1 1/2%) per month, unless such interest rate exceeds the maximum allowed by applicable law, in which case interest shall be at the maximum lawful rate.

    5.2.1. DATE OF RECEIPT OF BILL. Receipt by Customer of a given bill shall be presumed to have occurred on the date reflected in the business records of any outside

                         CONFIDENTIAL AND PROPRIETARY
                           BETWEEN AT&T AND CS INTL

___________________                                            _____________
Customer's Initials                                            AT&T Initials

CARRIER AGREEMENT                                         SECTION 5, PAGE 2 OF 5
BETWEEN AT&T AND CS INTL                            RESPONSIBILITIES OF CUSTOMER
--------------------------------------------------------------------------------

overnight delivery service utilized by AT&T, or three business days from the date of mailing by AT&T via first-class U.S. mail, depending on the delivery method selected by AT&T. AT&T shall utilize overnight delivery service whenever practicable, based on its internal business procedures. Upon agreement between the parties, AT&T shall attempt to provide Customer within 48 hours with a call detail in a paper form, for the given month, if requested by the Customer and only if the Customer experiences an emergency requiring such call detail in a paper form.

    5.2.2. WEEKLY BILLING AND PAYMENT OPTION. Notwithstanding the provisions of
Section 5.2 and 5.2.1 above and 5.2.3 following, Customer shall pay its bills in accordance with this Section 5.2.2. AT&T shall provide to Customer every Monday an Interim Statement covering the past week's usage. Payments for Services shall be made by Customer every Wednesday morning based on such Interim Statement. Monthly bills will continue to be rendered pursuant to Section 5.2.

          5.2.2.1 SUSPENSION OF SERVICE. If full payment for actual usage plus Commitment Shortfall, if any, is not received by AT&T by Wednesday noon in any given week, AT&T shall have the right to suspend Service hereunder that day upon oral or faxed notice to Customer. AT&T shall restore service promptly upon receipt of such past due amounts, subject to its rights under Section 5.2 above.

    5.2.3. MEANS OF PAYMENT. Payment shall be effected by wire transfer to AT&T's account at Mellon Bank, 3 Mellon Bank Center, Room 153-2614, Pittsburgh, PA 15259-0001, Account No. 1265748, ABA/Trans Routing No. 043000261, or any other bank or account that AT&T shall identify in writing to Customer from time to time.

5.3.  BILLING AND COLLECTION FROM END-USERS. Customer shall be solely
      -------------------------------------
responsible for rendering of bills to and collection of charges from its End users. Failure of Customer to bill and collect charges from its end-users shall not excuse in whole or in part Customer's responsibilities to AT&T under this Agreement, including but not limited to the responsibility to render to AT&T timely payment of charges.

5.4.  INTERFACING AND COMMUNICATING WITH END-USERS. Interfacing and
      --------------------------------------------
communicating with End-users shall be the sole responsibility of Customer with respect to any use that Customer may make of the Service provided pursuant to this Agreement to in turn provide service to other persons or entities. Such interfacing and communicating shall include without limitation installation of service, termination of service, placing of orders, billing and billing inquiries, reporting of service outages and problems, collection of charges and handling and resolution of all disputes.

                         CONFIDENTIAL AND PROPRIETARY
                           BETWEEN AT&T AND CS INTL

___________________                                           _____________
Customer's Initials                                           AT&T Initials

CARRIER AGREEMENT                                         SECTION 5, PAGE 3 OF 5
BETWEEN AT&T AND CS INTL                            RESPONSIBILITIES OF CUSTOMER
--------------------------------------------------------------------------------

5.5.  DEPOSITS. AT&T may require the Customer, prior to or during the provision
      --------
of Service pursuant to this Agreement, to tender a deposit in an amount to be determined by AT&T in its reasonable discretion to be held by AT&T as a guarantee for the payment of charges. To determine the financial responsibility of Customer and/or the specific amount of any deposit required, AT&T may rely upon commercially reasonable factors to assess and manage the risk of non-payment, including but not limited to payment history for telecommunications service (including such service purchased from AT&T), number of years in business, bankruptcy or insolvency history, current AT&T account treatment status, financial statement analysis, and commercial credit bureau rating. It shall be Customer's responsibility to provide to AT&T upon request such information as is necessary for AT&T to determine the financial responsibility of Customer, including but not limited to Customer's tax returns, audited or unaudited financial statements and loan applications. A deposit does not relieve Customer of the responsibility for the prompt payment of bills on presentation or the due date appearing on the face of the bills. In lieu of a cash deposit, AT&T will accept Bank Letters of Credit and Surety Bonds which have been approved by AT&T. Interest will be paid to Customer for the period that a cash deposit is held by AT&T. The interest rate used will be compound interest compounded monthly at the rate of six percent annually unless a different rate has been established by the appropriate legal authority in the state where the Service offering is located. The failure of Customer to post a deposit as required by AT&T pursuant to this paragraph shall constitute a material breach of this Agreement by Customer which shall entitle AT&T to terminate this Agreement and the Service provided hereunder upon five (5) business days written notice to Customer. When the Service for which the deposit has been required is discontinued, the deposit will be applied to the final bill and any credit balance will be refunded to the Customer with applicable interest accrued.

5.6.  CUSTOMER'S USE OF SERVICE. Customer may use the Services provided pursuant
      -------------------------
to this Agreement for any lawful purpose consistent with the transmission and switching parameters of the telecommunications network, and may resell its use (or the use of any part thereof) to a third party in the normal course of the Customer's business, subject to the following:

5.6.1.   ABUSE. The abuse of Service is prohibited. The following activities
         -----
constitute abuse:

         5.6.1.1. Using Service to make calls that might reasonably be expected to frighten, abuse, torment, or harass another, or

         5.6.1.2. Using Service in such a way that it interferes unreasonably with the use of Service or AT&T's network by others.

                         CONFIDENTIAL AND PROPRIETARY
                           BETWEEN AT&T AND CS INTL

___________________                                            _____________
Customer's Initials                                            AT&T Initials

CARRIER AGREEMENT                                         SECTION 5, PAGE 4 OF 5
BETWEEN AT&T AND CS INTL                            RESPONSIBILITIES OF CUSTOMER
--------------------------------------------------------------------------------

       In any instance in which AT&T believes in good faith that there is abuse of Service as set forth above, AT&T may, upon 5 days prior written notice to the Customer, and without liability on the part of AT&T, restrict, suspend or discontinue providing Service, unless Customer cures such abuse to AT&T's reasonable satisfaction within such period.

5.6.2. FRAUDULENT USE. The fraudulent use of, or the intended or
       --------------
attempted fraudulent use of, Service is prohibited. The following activities constitute fraudulent use:

       5.6.2.1. Using Service to transmit any message or code, locate a person, or otherwise give or obtain information, without payment for Service, or

       5.6.2.2. Using or attempting to use Service with the intent to avoid the payment, either in whole or in part, of any charges by any means or device, or

       5.6.2.3. Using Service to carry calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to locations for which the cost to AT&T of terminating switched access is above the average cost of terminating switched access, based on the published access tariffs of local exchange companies.

       In any instance in which AT&T believes in good faith that there is fraudulent use of Service as set forth above, AT&T may, immediately and upon written notice to the Customer, and without liability on the part of AT&T, restrict, suspend or discontinue providing Service.

    5.6.3. INTERFERENCE, IMPAIRMENT OR IMPROPER USE. Customer may not use Service in any manner that subjects AT&T personnel or non-AT&T personnel to hazardous conditions or results in immediate harm to the AT&T network or other AT&T services. In any instance in which AT&T believes in good faith that Service is being used in such manner, AT&T may immediately restrict Service on a temporary basis. In such cases, AT&T will make a reasonable effort to give the Customer prior notice. In the event that Customer does not provide to AT&T within five (5) business days of the temporary restriction of Service acceptable proof that said use has ceased and that appropriate measures have been taken to prevent its recurrence, AT&T may immediately and without further notice terminate Service.

5.7.  ACCESS TO CUSTOMER'S PREMISES. The Customer is responsible for arranging
      -----------------------------
premises access at any reasonable time so that AT&T personnel may install, repair,

                         CONFIDENTIAL AND PROPRIETARY
                           BETWEEN AT&T AND CS INTL

___________________                                            _____________
Customer's Initials                                            AT&T Initials

CARRIER AGREEMENT                                         SECTION 5, PAGE 5 OF 5
BETWEEN AT&T AND CS INTL                            RESPONSIBILITIES OF CUSTOMER
--------------------------------------------------------------------------------

maintain, inspect or remove Service components. Premises access must be made available at a time mutually agreeable to the Customer and AT&T.

5.8.  DUTY TO INDEMNIFY AND DEFEND. Customer shall indemnify, defend, and hold
      ----------------------------
harmless AT&T and its directors, officers, employees, agents, parent, subsidiaries, successors, and assigns from all claims, damages and expenses (including reasonable attorneys' fees) arising out of or resulting from, in whole or in part, the acts or omissions of Customer or its End-users, their employees, agents or contractors affiliated companies and their employees, agents or contractors, including but not limited to claims for libel, slander, invasion of privacy, or infringement of copyright arising from any communication and claims for patent infringement arising from combining or using facilities or equipment furnished by AT&T in connection with facilities or equipment furnished by others. Customer shall also indemnify, defend and hold AT&T harmless for all causes of action, claims, liabilities or expenses asserted or incurred by any of Customer's Users or End-users arising out of any failure, breakdown, or interruption of service provided to Customer by AT&T or to End-users by Customer. Customer shall indemnify, defend and hold AT&T harmless for all causes of action, claims, liabilities or expenses asserted or incurred by Customer's End-users due to Customer's marketing efforts, including but not limited to Customer's violation of laws and regulations applicable to the authorization and proof of authorization necessary to convert an End-user's former service to customer's service as the End-user's Primary Interexchange Carrier. AT&T shall be indemnified, defended, and held harmless by the Customer, Users and End-users against all claims, losses, or damages by any person relating to such service when used in an explosive atmosphere.

                         CONFIDENTIAL AND PROPRIETARY
                           BETWEEN AT&T AND CS INTL

___________________                                             _____________
Customer's Initials                                             AT&T Initials

CARRIER AGREEMENT                                       SECTION 6, PAGE 1 OF 5
BETWEEN AT&T AND CS INTL                          GENERAL TERMS AND CONDITIONS
------------------------------------------------------------------------------

CARRIER AGREEMENT

BETWEEN AT&T AND CS INTL

SECTION 6:  GENERAL TERMS AND CONDITIONS
            ----------------------------

6.1. ASSIGNMENT. Customer may not assign this Agreement in whole or in part
     ----------
without the prior written consent of AT&T, which shall not be unreasonably withheld. AT&T may, in its discretion, condition its consent to such assignment upon the posting of an appropriate deposit by the assignee pursuant to Paragraph 5.5. of this Agreement. AT&T reserves the right to deny or revoke its consent to such assignment at any time if the assignee proves unwilling or unable to comply with the representations and warranties set forth in Section 3 of this Agreement, in which event the Customer shall remain or again become responsible for performance of all terms of this Agreement. This provision shall not affect the Customer's right to resell Service. Further, any resale or assignment shall not release the original Customer from its obligations under this Agreement.

6.2. COMBINATION WITH OTHER SERVICES OR OFFERS. The terms and conditions of
     -----------------------------------------
this AT&T Carrier Agreement do not apply to services that may be purchased by Customer pursuant to any other AT&T Carrier Agreement, any AT&T Contract Tariff, or any AT&T F.C.C. or state tariff not specifically referred to herein. Similarly, except as specified herein, Customer may not apply or take the benefit of any discounts, credits or promotions available through any other AT&T Carrier Agreement, any AT&T Contract Tariff or other AT&T F.C.C. or state tariff in conjunction with the Services provided hereunder.

6.3. INDEPENDENT PARTIES. The relationship established by this Agreement
     -------------------
shall in no way constitute AT&T (or its agents or employees) as a partner, agent or fiduciary of Customer. The relationship established by this Agreement shall in no way constitute the Customer (or its agents or employees) as a partner, agent or fiduciary of AT&T. The provision of Service described in this Agreement does not establish any joint undertaking, joint venture, or fiduciary relationship between AT&T and Customer.

6.4. ACKNOWLEDGMENT OF RIGHT TO COMPETE. Customer acknowledges and understands
     ----------------------------------
that it remains at all times solely responsible for the success and profits of its business, and that AT&T makes no promises, warranties or representations regarding the Customer's business success or prospects of business success in connection with the provision of service pursuant to this Agreement. Customer acknowledges and understands that AT&T will continue to market AT&T services directly to the public and that such marketing may from time to time bring AT&T into direct or indirect competition with Customer, and that AT&T may also market its services to competitors

                          CONFIDENTIAL AND PROPRIETARY
                            BETWEEN AT&T AND CS INTL

___________________                                             _____________
Customer's Initials                                             AT&T Initials

CARRIER AGREEMENT                                         SECTION 6, PAGE 2 OF 5
BETWEEN AT&T AND CS INTL                            GENERAL TERMS AND CONDITIONS
--------------------------------------------------------------------------------

of Customer. Customer acknowledges and understands that nothing in this Agreement diminishes or restricts in any way the rights of AT&T to engage in competition with Customer or to market its services to competitors of Customer.

6.5. USE OF PROPRIETARY INFORMATION. In the event that either Customer or
     ------------------------------
AT&T, in the course of performance of their obligations to each other under this Agreement, obtains or receives proprietary information from the other, each agrees to use such information only for the purpose of complying with its obligations under this Agreement and in particular not to use such information for its own marketing purposes. Customer acknowledges that AT&T may use for its own marketing purposes any and all information that it obtains from sources other than Customer, including but not limited to information that AT&T may have regarding Customer's End-users as a result of the past or present sale or provision by AT&T of telecommunications services or equipment to said End-users.

6.6. FORCE MAJEURE. Neither party nor its affiliates, subsidiaries,
     -------------
subcontractors, or parent corporation shall be liable in any way for delay, failure in performance, loss or damage due to any of the following: fire, strike, embargo, explosion, power blackout, earthquake, volcanic action, flood, war, water, the elements, labor disputes, civil or military authority, acts of God, acts of the public enemy, inability to secure raw materials, inability to secure products, acts or omissions of carriers, or other causes beyond its reasonable control, whether or not similar to the foregoing.

6.7. SEVERABILITY. If any portion of this Agreement shall be found to be
     ------------
invalid or unenforceable, such portion shall be void and of no effect, but the remainder of the Agreement shall continue in full force and effect unless the Agreement fails of its essential purpose without the voided portion.

6.8. NOTICES. All notices, identifications, formal requests or other formal
     -------
communications required or desired to be given in connection with this Agreement, shall be in writing and shall be effective when delivered in person, mailed by registered or certified post or sent by Telex or facsimile ("FAX") to the recipient party, unless the parties otherwise agree in writing. Notice shall be addressed to the following:

                                       2

                          CONFIDENTIAL AND PROPRIETARY
                            BETWEEN AT&T AND CS INTL

___________________                                             _____________
Customer's Initials                                             AT&T Initials

CARRIER AGREEMENT                                         SECTION 6, PAGE 3 OF 5
BETWEEN AT&T AND CS INTL                            GENERAL TERMS AND CONDITIONS
--------------------------------------------------------------------------------

    If to AT&T:                   If to Customer:
    Mr. Thomas Nelson             Mark Lyons
    General Manager               Marketing Manager
    AT&T Carrier Solutions        CS International
    7979 East Tufts Ave. Rm. 340  8 South Nevada, Suite 101
    Denver, CO                    Colorado Springs, CO 80903
                                  Voice: 719-471-3332
                                  Fax: 719-471-2893

6.9.  MODIFICATION AND WAIVER. This Agreement may be modified only by a writing
      ----------------------
signed by both parties. The failure of a party to enforce any right under this Agreement at any particular point in time shall not constitute a continuing waiver of any such right with respect to the remaining term of this Agreement, or the waiver of any other right under this Agreement.

6.10. COMPLIANCE WITH LAWS. Each party is responsible for its own compliance
      --------------------
with al1 laws and regulations affecting its business, including but not limited to the collection and remittance of all taxes and other levies imposed by law.

6.11. CHOICE OF LAW. The domestic law of the State of Colorado, except its
      -------------
conflict-of-laws rules, shall govern the construction, interpretation, and performance of this Agreement.

6.12. CONFIDENTIALITY. The terms, conditions, and rates contained in this
      ---------------
Agreement are confidential, and shall remain so unless and until it shall be determined by the Federal Communications Commission ("Commission") that legal requirements, including the Communications Act of 1934 (or any subsequent legislation) and the regulations promulgated thereunder require the filing of this Agreement with the Commission, or unless the Commission (or other government entity with applicable jurisdiction) orders the filing of this Agreement pursuant to authority granted by law or regulation. In such event, the party charged with such filing shall file the Agreement as required or ordered and shall request confidential treatment in connection with such filing. Absent such a filing requirement coupled with a denial of confidential treatment, neither party shall disclose the terms or conditions of this Agreement to any third party, nor issue any public statements relating to this Agreement without the written consent of the other party, unless such disclosure or statement is reasonably believed by the party to be compelled by governmental authority or legal process or is made in connection with the enforcement of this Agreement. A disclosing party shall furnish reasonable prior notice to the other party before making the statement or disclosure unless prohibited by law from doing so.

6.13. DISPUTE RESOLUTION. If a dispute arises out of or relates to this
      ------------------
Agreement, or its breach, the parties agree to submit the dispute to a sole mediator selected by the parties

                                       3

                          CONFIDENTIAL AND PROPRIETARY
                            BETWEEN AT&T AND CS INTL

___________________                                             _____________
Customer's Initials                                             AT&T Initials

CARRIER AGREEMENT                                         SECTION 6, PAGE 4 OF 5
BETWEEN AT&T AND CS INTL                            GENERAL TERMS AND CONDITIONS
--------------------------------------------------------------------------------

or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA"), to be held at a mutually agreed location. If not resolved by mediation, it shall be referred to a sole arbitrator selected by the parties within thirty (30) days of the mediation or, in the absence of such selection, to AAA arbitration which shall be governed by the United States Arbitration Act and judgment on the award may be entered in any court having jurisdiction. The referral shall be to three arbitrators in the event that the aggregate claims of any party with respect to a dispute exceed $20,000,000.00. The arbitrator(s) may not limit, expand or otherwise modify the terms of this Agreement. The Arbitrator(s) shall not have the authority to award punitive or other non-compensatory damages to either party. The non-prevailing party, as determined by the arbitrator or mediator, shall pay the attorneys fees and related costs and expenses of mediation and arbitration of the prevailing party. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and results of mediation and arbitration in confidence.

6.14. TRADE NAMES, TRADEMARKS, SERVICE MARKS AND REGISTERED MARKS. Neither
      -----------------------------------------------------------
Customer nor AT&T shall use the other's trade names, trademarks or service marks ("Marks") without the prior written approval of the other party. Neither shall display or use the other's Marks, nor permit the same to be displayed or used by third parties. Nothing in this Agreement creates in a party rights in the marks of the other.

6.15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the
      ----------------
parties with respect to the subject matter hereof and supersedes all prior written or oral agreements, proposals or understandings.

6.16. DEFINITIONS. As used in this Agreement, the definitions set forth in
      -----------
AT&T Tariff F.C.C. Nos. 1. 9 and 11 shall apply except to the extent that they are modified or supplemented as follows or elsewhere in this Agreement

      6.16.1. "USERS" OR "END-USERS": Those persons or entities to which Customer provides service as a telecommunications common carrier utilizing the Service provided to Customer by AT&T pursuant to this Agreement.

      6.16.2. "DISPUTE": Any controversy or claim between the parties under this Agreement or which relates directly or indirectly to this Agreement or the Services provided hereunder, whether based on contract, product liability, statute, tort (including negligence or strict liability) or other legal or equitable theory, whenever brought, between the parties or any of their employees or agents.

                                       4

                          CONFIDENTIAL AND PROPRIETARY
                            BETWEEN AT&T AND CS INTL

___________________                                            _____________
Customer's Initials                                            AT&T Initials

CARRIER AGREEMENT                                       SECTION 6, PAGE 5 OF 5
BETWEEN AT&T AND CS INTL                          GENERAL TERMS AND CONDITIONS
------------------------------------------------------------------------------

6.17. DEFAULT. If at any time during the term of this Agreement either party
      -------
shall commit an act of bankruptcy within the meaning of the United States Federal Bankruptcy Act, or bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation, or other ]proceedings shall be instituted by or against either party or all or any substantial part of its property under an applicable law of the United States or any state thereof, and such proceeding shall not be dismissed within ninety (90) calendar days, the non-defaulting party shall have the right to terminate this Agreement.

                                       5

                          CONFIDENTIAL AND PROPRIETARY
                            BETWEEN AT&T AND CS INTL

___________________                                             _____________
Customer's Initials                                             AT&T Initials